             SECOND AMENDMENT TO LOAN AGREEMENT


      THIS SECOND AMENDMENT TO LOAN AGREEMENT (this "Second Amendment") is made as of the 31st day of March, 2001, by and among UNI-MARTS, INC., a Delaware corporation, and UNI-MARTS OF AMERICA, INC., a Delaware corporation (together, the "Borrowers"), and THE PROVIDENT BANK, a bank chartered under the laws of the State of Ohio (the "Lender").


                         WITNESSETH:

      WHEREAS, the Borrowers and the Lender have heretofore entered into a certain Loan Agreement dated as of April 20, 2000 (the "Loan Agreement"), pursuant to which the Lender has agreed to provide a $10,000,000 secured revolving credit facility to the Borrowers, subject to the terms and conditions set forth in the Loan Agreement; and

      WHEREAS, the Borrowers had requested that the Lender increase the maximum committed amount of the revolving credit facility on a permanent basis from $10,000,000 to $13,000,000 and to amend the definition of "Fixed Charge Coverage Ratio" and the Lender did so under the terms, and subject to the conditions set forth in the First Amendment, dated January 16, 2001 (the "First Amendment").

      WHEREAS, the Borrowers have requested that the Lender amend the Loan Agreement, Article VI, Section 6.13(c) Interest Coverage Ratio and the Lender is willing to do so under the terms, and subject to the conditions, set forth in the Second Amendment.

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and with the intent to be legally bound, the parties hereto agree as follows:

     1.   Recitals as Covenants.  The foregoing recitals are
          ---------------------
hereby incorporated in this Second Amendment as covenants.

     2.   Use of Terms.  Terms used herein and not otherwise
          ------------
defined are used herein as defined in the Loan Agreement.

     3.    Amended  and Restated Definitions.  The following
           ---------------------------------
definitions set forth in Article  VI,  Section 6.13(c) Interest
Coverage Ratio are hereby amended and restated in their entirety as follows:

              Fiscal Quarters     Minimum Interest
                  Ending           Coverage Ratio

           All fiscal quarters         2:05:1
           ending on or prior to
           September 30, 2001

           Quarters ending
           December 31, 2001           2:30:1
           through September 30,
           2002

           Quarters ending
           December 31, 2002           2:35:1
           through September 30,
           2003


      In  addition  to the foregoing, the following  defined
terms  are  hereby  added  to  Section  1.01  of  the   Loan
Agreement:

          "Second  Amendment" means the Second Amendment  to
          Loan Agreement dated as of March 31, 2001, among the Borrowers and the Lender.

          "Second  Amendment Closing Date" means  April  24,
          2001, or such other date as the parties may agree.

      4.    Representations and Warranties.   The  Borrowers
            ------------------------------
hereby represent and warrant to the Lender that:

     (a) The Borrowers have and will continue to have corporate power and authority to execute, deliver and perform the provisions of this Second Amendment and the Loan Agreement, as amended hereby, and to execute and deliver the instruments required by the provisions of this Second Amendment and the Loan Agreement, as amended hereby, to be executed and delivered by the Borrowers; and all such action has been duly and validly authorized by all necessary corporate proceedings on the part of the Borrowers.

     (b) The execution, delivery and performance of this Second Amendment and the Revolving Credit Note will not conflict with, constitute a default under or result in the breach of, any provisions of the Law or the Articles of Incorporation or the By-laws of the Borrowers or of any agreement or other instrument to which each Borrower is a party or by which it is bound or to which it is subject.

     (c) This Second Amendment has been duly and validly executed and delivered by the Borrowers, and this Second Amendment constitutes legal, valid and binding obligations of the Borrowers, enforceable against the Borrowers in accordance with their respective terms.

     (d) The representations and warranties by the Borrowers contained in Article III of the Loan Agreement are correct and accurate in all material respects on and as of the date of this Second Amendment with the same effect as though made on and as of the date of this Second Amendment.

     (e)  No  event has occurred and  is  continuing   which
constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.


      5.      Conditions Precedent.  It shall be a condition
              --------------------
precedent to the effectiveness of this Second Amendment that the Lender shall have received, on or before the Second Amendment Closing Date, each of the following items, in form and substance satisfactory to the Lender and its counsel:

          (i)  this Second Amendment, duly executed and delivered;

          (ii) a certificate of the Borrowers, addressed to the Lender and executed by the Chief Financial Officer or President of the Borrowers, certifying that all corporate actions necessary for the consummation of the obligations to be incurred under the Second Amendment have been taken;

          (iii)such other items, instruments, documents and certificates
               as to the transactions  contemplated  by  this   Second
               Amendment and the Loan Documents as the Lender may reasonably request.

     6.   Further Assurances.  The Borrowers, at their own cost
          ------------------
and expense, shall cause  to be promptly and duly taken, executed,
acknowledged and   delivered   all  such  further  acts,  documents
and assurances as the Lender may from time to time request in order more effectively to carry out the intent and purposes of this Second Amendment and the transactions contemplated by this Second Amendment including, without limitation, amendments to each or any of the Loan Documents consistent with the intent and purposes of this Second Amendment. Promptly upon request by the Lender, the Borrowers agree to execute and deliver and to file and record and refile and record such financing statements and amendments and other assignments and other documents in such manner, at such time or times and in such place or places as may be required by any Law or as may be requested by the Lender in order more effectively to carry out the intent and purposes of this Second Agreement.

     7.   Scope of this Second Amendment.  Except  as  amended
          ------------------------------
by the First and this Second Amendment, the provisions of the Loan Agreement shall remain in full force and effect. The
Loan Agreement and the First Amendment and Second Amendment shall be construed as complementing each other and, except as specifically amended by the First and this Second Amendment, augmenting and not restricting the Lender' rights, and the
Loan Agreement shall remain in full force and effect in accordance with its terms. The Borrowers hereby ratify, confirm and reaffirm, without condition, all liens and security interests granted to the Lender pursuant to the
Loan Agreement and the Loan Documents, and such liens and security interests shall continue to secure the Secured
Obligations.   Except  as expressly  provided  for  in  this
Second  Amendment, and the First Amendment, the  Lender  has
not agreed to any amendment or modification to the Loan Agreement or any of the Loan Documents or to any departure by  the Borrowers from their due performance under the  Loan
Agreement  or under any of the Loan Documents.   The  rights
and remedies of the Lender under the Loan Agreement, as amended by this Second Amendment, and the Loan Documents shall survive the execution and delivery of this Second Amendment and the Lender may exercise such rights and remedies with respect to any such defaults at any time and from time to time.

     8.    Miscellaneous.   The following  provisions  shall
           -------------
apply  to  this  Second Amendment:

       (a)   References.    All   notices,   communications,
             ----------
agreements, certificates, documents or other instruments executed and delivered after the execution and delivery
of this Second  Amendment  may refer   to   the  Loan  Agreement
without making specific reference to this Second Amendment, but nevertheless all such references shall include this Second Amendment unless the context requires otherwise.

       (b)  Counterparts.   This  Second  Amendment  may  be
            ------------
executed in as many different counterparts as may be convenient to the parties hereto, each of which when executed by the Borrowers and the Lender shall be regarded as an original and all such counterparts shall constitute but one Second Amendment.

     9.   Costs and Expenses.  The Borrowers will pay all costs
          ------------------
and expenses of the Lender (including, without limitation, the reasonable fees and the disbursements of the Lender's counsel) in connection with the preparation, execution and delivery of this Second Amendment.

     10.  Governing Law.   This Second Amendment  and the  rights
          -------------
and obligations hereunder shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

     11.  Headings.  The headings of this Second Amendment are
          --------
for purposes of reference only and shall not limit or otherwise affect the meaning thereof.

                  (SIGNATURE PAGE FOLLOWS)

           IN WITNESS WHEREOF, the parties, by their duly authorized officers, have executed this Second Amendment to Loan Agreement as of the day and year first above written.

ATTEST:                           UNI-MARTS, INC.
/s/ Harry A. Martin               /s/ N. Gregory Petrick
------------------------------    ---------------------------
      Harry A. Martin                  N. Gregory Petrick
Name:-------------------------   Name:-----------------------
     Secretary                   Title: Executive Vice President and
                                        Chief Financial Officer
                                        ---------------------

ATTEST:                           UNI-MARTS OF AMERICA, INC.
/s/ Harry A. Martin               /s/ N. Gregory Petrick
------------------------------    ---------------------------
      Harry A. Martin                  N. Gregory Petrick
Name:-------------------------   Name:-----------------------
     Secretary                   Title: President
                                        ---------------------

                                 THE PROVIDENT BANK
                                    /s/ Ronald L. Tassone
                                 By:-------------------------
                                 Name:  Ronald L. Tassone
                                      -----------------------
                                 Title: Senior Vice President
                                       ----------------------